Subsequent Events (Tables)	12 Months Ended
Dec. 31, 2019
Business Acquisition, Pro Forma Information [Abstract]
Subsequent Events	The pro forma results include adjustments to reflect the removal of transaction-related costs, interest earned on proceeds deposited in the Trust Account and the reduction in interest expenses due to debt paydown.

	Year Ended	Year Ended
	December 31,	December 31,
	2019	2018
Revenue	$2,763,334	$2,607,622
Income from operations	74,682	80,540
Net income before income taxes	6,231	12,917
Net (loss) income	(795)	4,596
(Loss) Earnings per share – basic and diluted	$(0.01)	$0.02